Exhibit 99.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Amendment No. 3 to the Preliminary Proxy Statement on Schedule 14A, filed on January 9, 2009 with the Securities and Exchange Commission, of our report dated February 20, 2008, except for the Notes 1, 2, 3, 8, 11, 12, and 18, as to which the date is January 2, 2009, with respect to the consolidated financial statements and schedule of Advanced Micro Devices, Inc. included in this Form 8-K.

/s/ Ernst & Young LLP

San Jose, California

January 8, 2009